MAINSTAY FUNDS TRUST
MainStay Fiera SMID Growth Fund
(the “Fund”)
Supplement dated December 11, 2023 (“Supplement”) to the Fund’s
Summary Prospectus and Prospectus, each dated July 24, 2023, as supplemented,
Important Notice Regarding Change in Investment Policy
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.
At a meeting held on December 6‑7, 2023, the Board of Trustees (“Board”) of MainStay Funds Trust considered and approved, modifying the Fund’s principal investment strategies and investment process.
As a result, unless otherwise indicated below, effective on or about February 28, 2024, the following changes will be made to the Summary Prospectus and Prospectus:

1.	The second paragraph of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The Fund considers an issuer to be a small- or mid‑capitalization issuer if it has a market capitalization, at the time of purchase, within the range of $10 million and $52 billion. These ranges are subject to change. The Fund may also invest in exchange-traded funds (“ETFs”).

2.	The last paragraph of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The Fund may sell securities and other investments when the Subadvisor believes that they have achieved full valuation, the Subadvisor identifies a more attractive investment, the Fund needs to maintain portfolio diversification, or an individual stock experiences declining fundamentals, negative earnings reports or similar adverse events or other relevant factors.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MSFSG16a-12/23